UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2025

Cartica Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41198	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 11th Floor

New York, NY 10105

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +1-202-741-3677

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Extension Promissory Note

As previously reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 10, 2025, Cartica Acquisition Corp, a special purpose acquisition company incorporated as a Cayman Islands exempted company (the “Company”), issued a promissory note in the principal amount of up to $121,328.64 to Cartica Acquisition Partners, LLC (the “Sponsor”), a Delaware limited liability company for the first three months of the extension of the Company’s termination date from January 7, 2025 to October 7, 2025 (the “Extension”) for the benefits of Class A ordinary shares of the Company sold in its initial public offering (the “Public Shares”) that were not redeemed in connection with the Extension that was approved at the Company’s extraordinary general meeting of shareholders held on January 3, 2025.

On April 1, 2025, the Company issued a second promissory note (the “Second Extension Note”) in the principal amount of up to $161,771.52 to the Sponsor for the second three months of the Extension and accordingly deposited in its trust account (the “Trust Account”) $53,923.84 each month (commencing on April 8, 2025 and on the 7th day of each subsequent month) through July 7, 2025.

On August 11, 2025, the Company issued a third promissory note (the “Third Extension Note”) in the principal amount of up to $202,214.40 to the Sponsor for the third three months of the Extension and will accordingly deposit in the Trust Account $67,404.80 each month (commencing on July 8, 2025 and on the 7th day of each subsequent month) through October 7, 2025.

The principal amount of this note may be drawn down in three equal amounts of $67,404.80 per month. The Third Extension Note bears no interest and is payable in full upon the earlier of (i) the date of the consummation of the Company’s initial business combination, and (ii) the date of the liquidation of the Company.

The Third Extension Note was issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing description is qualified in its entirety by reference to the Third Extension Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Promissory Note, dated as of August 11, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cartica Acquisition Corp

Date: August 13, 2025	By:	/s/ Suresh Guduru
	Name:	Suresh Guduru
	Title:	Chairman and Chief Executive Officer